UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 17, 2003
                                                 -----------------

                            VIAVID BROADCASTING INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           NEVADA                                                98-0206168
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

    11483 WELLINGTON CRESCENT, SURREY
          BRITISH COLUMBIA CANADA                                  V3R 9H1
  ----------------------------------------                       ----------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code - 604-588-8146
                                                     ------------

               290 - 145 Chadwick Court, North Vancouver, British
               --------------------------------------------------
                 Columbia Canada V7M 3K1 (Former name or former
                     address, if changed since last report)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 17, 2003, the Company issued a press release reporting the Company's Fiscal 2003 Second Quarter and Six-Month Results for the period ended September 30, 2003. A copy of the press release is attached to this report as
Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ViaVid Broadcasting, Inc. (Registrant)

                                         By:  /s/ Brian Kathler
Date:  November 17, 2003                 ---------------------------------------
                                         President (Principal Executive Officer
                                         and Principal Accounting Officer)


                                  EXHIBIT INDEX

      EXHIBIT NUMBER                       DESCRIPTION OF DOCUMENT
----------------------------    ------------------------------------------------
           99.1                 Press Release Dated November 17, 2003
                                (furnished, not filed)